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                           TERM LOAN PROMISSORY NOTE

Baltimore, Maryland                                                 $1,500,000
November 21, 1996

    FOR VALUE RECEIVED, the undersigned, CHESAPEAKE BIOLOGICAL LABORATORIES, INC., a Maryland corporation (the "Borrower"), promises to pay to the order of THE MAYOR AND CITY COUNCIL OF BALTIMORE, a body politic and corporate and a political subdivision of the State of Maryland, by and through the DEPARTMENT OF HOUSING AND COMMUNITY DEVELOPMENT, c/o CITY OF BALTIMORE DEVELOPMENT CORPORATION, its successors and assigns (the "Lender"), at 36 South Charles Street, Sixteenth Floor, Baltimore, Maryland 21201 or at such other places as the holder of this Promissory Note may from time to time designate, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), together with interest thereon at the rate or rates hereafter specified until paid in full and any and all other sums which may be owing to the holder of this Promissory Note by the Borrower pursuant to this Promissory Note. The following terms shall apply to this Promissory Note.

    1. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid balance hereunder.

    2. Interest Rate. Interest shall accrue on the unpaid principal balance of this Promissory Note until paid in full at a fixed annual rate of interest of six and one-half percent (6.5%).

    3. Repayment. (a) Commencing on December 21, 1996, and continuing on the twenty-first (21st) calendar day of each successive calendar month thereafter up to and including November 21, 1998, the Borrower shall pay to the holder monthly installments of interest, unless this Promissory Note has been paid earlier, as hereinafter provided.

    (b) Commencing on December 21, 1998 and continuing on the twenty-first
(21st) calendar day of each successive calendar month thereafter, the Borrower shall pay to the holder monthly installments of principal and interest in the amount of Eleven Thousand Seven Hundred Ninety-eight Dollars and Forty-two Cents ($11,798.42) each, until November 21, 2016, which date is the final and absolute maturity date of this Promissory Note, at which time all sums due hereunder, including principal, interest, charges and fees, shall be paid in full.

    4. Late Payment Charge. If any payment due hereunder, including any final installment, is not received by the holder within fifteen (15) calendar days after its due date, the Borrower shall pay a late payment charge equal to five percent (5%) of the amount then due (including both principal and interest). The late


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payment charge shall be due whether or not the holder declares this Promissory
Note in default or accelerates and demands immediate payment of the sums due hereunder. The existence of the right by the holder to receive a late payment charge shall not constitute a grace period or provide any right in the Borrower to make a payment other than on its due date.

    5. Application of Payments. All payments made hereunder shall be applied first to late payment charges or other sums owed to the holder, next to accrued interest, and then to principal, or in such other order or proportion as the holder, in the holder's sole discretion, may elect from time to time.

    6. Prepayment. The Borrower may prepay this Promissory Note in whole or in part at any time or from time to time without premium or additional interest. All prepayments under this Promissory Note shall be applied to the outstanding principal balance in the inverse order of scheduled maturities.

    7. Rights Upon Default. Upon a default in the payment of any sum due hereunder, or a default in the performance of any of the covenants, conditions or terms of the Purchase Money Mortgage dated as of the date hereof by and between the Borrower and the Lender (the "Agreement"), or any other agreement or document executed by or on behalf of the Borrower for the benefit of the Lender or any holder (collectively with the Loan Agreement, the "Loan Documents"), and the expiration of any applicable cure period, in addition to all other rights or remedies available to the holder under the Loan Documents or under applicable law, the holder of this Promissory Note shall have the following rights:

       7.1. Acceleration. The holder of this Promissory Note, in the holder's sole discretion and without notice or demand, may declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable. Reference is made to the Loan Documents for further and additional rights on the part of the holder to declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable.

       7.2. Default Interest Rate. The holder of this Promissory Note, in the holder's sole discretion and without notice or demand, may raise the rate of interest accruing on the unpaid principal balance by two percent (2%), above the rate of interest otherwise applicable, independent of whether the holder elects to accelerate the unpaid principal balance as a result of such default, unless prior to the imposition of the default rate of interest, the Borrower cures such event to the satisfaction of the holder hereof. If the default rate of interest is imposed by the holder, the default rate shall remain in effect, even though after being imposed the event authorizing the imposition thereof has been cured, until this Promissory Note is paid in full, unless the default is cured to the holder's satisfaction and the holder in

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writing agrees to reinstate the regular interest rate. Any individual waiver of the holder's right to impose the default rate of interest or to retain the default rate of interest after imposition thereof shall not be considered a waiver of this section or any future right of the holder to impose the default rate of interest pursuant to this Section.

       7.3. Confession of Judgment. THE BORROWER AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES, OR THE CLERK OF SUCH COURT, TO APPEAR ON BEHALF OF THE BORROWER IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OR PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST THE BORROWER IN FAVOR OF THE HOLDER OF THIS PROMISSORY NOTE IN THE FULL AMOUNT DUE ON THIS PROMISSORY NOTE (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, AND PROVIDED THAT IN ANY EVENT THE AMOUNT COLLECTED OR REALIZED IN RESPECT OF SUCH ATTORNEYS FEES SHALL NOT EXCEED THE ACTUAL ATTORNEYS FEES REASONABLY INCURRED IN THE ENFORCEMENT OF THIS NOTE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF THE BORROWER FOR PRIOR HEARINGS. THE BORROWER AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. THE BORROWER WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON THE BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST
THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

    8. Interest Rate After Judgment. If judgment is entered against the Borrower on this Promissory Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of the maximum interest rate imposed upon judgments by applicable law or the above described default interest rate, to be determined on the date of the entry of the judgment.

    9. Expenses of Collection And Attorneys' Fees. Should this Promissory Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, the Borrower shall pay all the holder's reasonable costs, fees and expenses, including reasonable attorneys' fees, resulting from such referral.

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    10. Waiver of Defenses. In the event any one or more holders of this
Promissory Note transfer this Promissory Note for value, the Borrower agrees that all subsequent holders of this Promissory Note who take for value and without actual knowledge of a claim or defense of the Borrower against a prior holder shall not be subject to any claims or defenses which the Borrower may have against a prior holder, all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all rights of a holder in due course with respect to the Borrower even though the subsequent holder may not qualify, under applicable law, absent this section, as a holder in due course. The Borrower shall retain all rights and claims which the Borrower may have against prior holders despite any such transfers and the waiver of defenses provided in this section as to subsequent holders.

    11. Waiver of Protest. The Borrower, and all parties to this Promissory Note, whether maker, endorser, or guarantor, waive presentment, notice of dishonor and protest.

    12. Extensions of Maturity. All parties to this Promissory Note, whether maker, endorser, or guarantor, agree that the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party.

    13. Manner and Method of Payment. All payments called for in this Promissory Note shall be made in lawful money of the United States of America. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds. In the holder's discretion, any payment made by a check, draft, or other payment instrument shall not be considered to have been made until such time as the funds represented thereby have been collected by the holder. Should any payment date fall on a non-banking day, the Borrower shall make the payment on the next succeeding banking day.

    14. Notices. Any notice or demand required or permitted by or in connection with this Promissory Note shall be given in the manner specified in the Agreement for the giving of notices under the Agreement. Notwithstanding anything to the contrary, all notices and demands for payment from the holder actually received in writing by the Borrower shall be considered to be effective upon the receipt thereof by the Borrower regardless of the procedure or method utilized to accomplish delivery thereof to the Borrower.

    15. Assignability. This Promissory Note may be assigned by the Lender or any holder at any time or from time to time.

    16. Joint and Several Liability. If more than one person or entity is executing this Promissory Note as a Borrower, all liabilities under this Promissory Note shall be joint and several with respect to each of such persons or entities.

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    17. Binding Nature. This Promissory Note shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and assigns and any other person to whom the Lender or any holder may grant an interest in the Borrower's obligations hereunder, and shall be binding and enforceable against the Borrower and the Borrower's personal representatives, successors and assigns.

    18. Invalidity of Any Part. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provisions or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

    19. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Promissory Note and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this Promissory Note and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this Promissory Note or which occurred or were to occur as a direct or indirect result of this Promissory Note having been executed.

    20. Consent To Jurisdiction; Agreement As To Venue. The Borrower irrevocably consents to the exclusive jurisdiction of the courts of the State of Maryland in the City of Baltimore and of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. The Borrower agrees that venue shall be proper in the circuit court for the City of Baltimore of the State of Maryland selected by the Lender or in the United States District Court for the District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

    21. Unconditional Obligations. The Borrower's obligations under this Promissory Note shall be the absolute and unconditional duty and obligation of the Borrower and shall be independent of any rights of set-off, recoupment or counterclaim which the Borrower might otherwise have against the holder of this Promissory Note, and the Borrower shall pay absolutely the payments of principal, interest, fees and expenses required hereunder, free of any deductions and without abatement, diminution or set-off.

    22. Seal and Effective Date. This Promissory Note is an instrument executed under seal and is to be considered effective

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and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution and delivery.

    23. Tense; Gender; Defined Terms; Section Headings. As used herein, the singular includes the plural and the plural includes the singular. A reference to any gender also applies to any other gender. Defined terms are entirely capitalized throughout. The section headings are for convenience only and are not part of this Promissory Note.

    24. Actions Against Lender. Any action brought by the Borrower against the Lender which is based, directly or indirectly, on this Promissory Note or any matter in or related to this Promissory Note, including but not limited to the making of the loan evidenced hereby or the administration or collection thereof, shall be brought only in the courts of the State of Maryland. The Borrower may not file a counterclaim against the Lender in a suit brought by the Lender against the Borrower in a state other than the State of Maryland unless under the rules of procedure of the court in which the Lender brought the action the counterclaim is mandatory, and not merely permissive, and will be considered waived unless filed as a counterclaim in the action instituted by the Lender. The Borrower agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the Borrower against the Lender in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that Court.

    25. Waiver of Jury Trial. The Borrower (by execution of this Promissory
Note) and the Lender (by acceptance of this Promissory Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against the Borrower or the Lender, or any successor or assign of the Borrower or the Lender, on or with respect to this Promissory Note or any of the other Loan Documents, or which in any way relates, directly or indirectly, to the obligations of the Borrower to the Lender under this Promissory Note or any of the other Loan Documents, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE BORROWER AND THE LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. The Borrower and the Lender acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that the Lender would not enter into the transaction with the Borrower if this provision were not part of their agreement.

    26. Subordination Agreement. Notwithstanding anything contained herein to the contrary, neither the principal nor the interest on the indebtedness crated or evidenced by this instrument or record shall become due or be paid or payable except to the extent permitted in the Subordination Agreement dated as of November 1, 1996, among the Lender, the Borrower and First Union National Bank of North Carolina, which Subordination Agreement is

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incorporated herein by specific reference thereto to the same extent as if fully set forth herein.

    IN WITNESS WHEREOF, the Borrower has duly executed this Promissory Note under seal as of the date first above written.

ATTEST:/WITNESS                         BORROWER:

                                        CHESAPEAKE BIOLOGICAL LABORATORIES, INC.

/s/ J.T. Janssen                        By:/s/ John C. Weiss, III (SEAL)
-------------------------------            -----------------------
Treasurer             Secretary            John C. Weiss, III, President

APPROVED AS TO FORM AND LEGAL
  SUFFICIENCY THIS 19 DAY OF
  SEPTEMBER, 1996:


/s/ Jay M. Caplan
-------------------------------
Jay M. Caplan, Special Solicitor

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